Exhibit (a)(1)(B)

LETTER OF TRANSMITTAL

PHH CORPORATION

Offer to Exchange Any and All 6.00% Convertible Senior Notes Due 2017
CUSIP No. 693320 AQ6

for cash and shares of Common Stock of PHH Corporation
CUSIP No. 693320202

Pursuant to its
Offer to Exchange, dated May 6, 2015
(as supplemented or amended from time to time, the “Offer to Exchange”)

THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 11:59 P.M., NEW YORK CITY TIME, ON MONDAY, JUNE 15, 2015, UNLESS THE OFFER IS EXTENDED BY PHH CORPORATION (SUCH DATE, AS THE OFFER MAY BE EXTENDED, THE “EXPIRATION DATE”). TENDERS MAY NOT BE WITHDRAWN AFTER THE NOTES HAVE BEEN ACCEPTED FOR EXCHANGE.

The Exchange Agent and the Information Agent for the offer is:

Global Bondholder Services Corporation
65 Broadway — Suite 404
New York, New York 10006

Attn: Corporate Actions
Bank and brokers call: (212) 430-3774

All other call toll-free: (866) 924-2200

By facsimile transmission (for Eligible Institutions Only): (212) 430-3775

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE VALID DELIVERY. THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

This Letter of Transmittal is to be used (i) if certificates representing Notes are to be forwarded herewith or (ii) if delivery of Notes is to be made by book-entry transfer to an account maintained by the Exchange Agent at DTC (as defined in the Offer to Exchange) pursuant to the procedures set forth in “Description of the Offer—Procedures for Tendering Notes” in the Offer to Exchange. Delivery of documents to DTC does not constitute delivery to the Exchange Agent.

QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE OFFER TO EXCHANGE AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE INFORMATION AGENT.

To effectively tender Notes after 5:00 p.m., New York City time, but on or prior to 11:59 p.m., New York City time (“Expiration Time”), on the Expiration Date, DTC participants may complete and sign a voluntary offering instructions form and deliver it via facsimile to the Exchange Agent at the number shown above. The voluntary offering instructions form is available at www.gbsc-usa.com/PHH and is filed as an exhibit to the Tender Offer Statement on Schedule TO filed by the Company with the Securities and Exchange Commission (the “SEC”). Immediately after delivering the voluntary offering instructions form, a DTC participant should telephone the Exchange Agent at the telephone number shown above to confirm receipt and determine if any further action is required.

If your Notes are held of record through a broker, dealer, commercial bank, trust company or other nominee and you wish to tender your Notes after 5:00 p.m., New York City time, but on or prior to the Expiration Time, on the Expiration Date, you must make arrangements with your nominee for such nominee to fax a voluntary offering instructions form to the Exchange Agent at its number above on your behalf on or prior to the Expiration Time on the Expiration Date, in accordance with the procedures described under “Description of the Offer—Procedures for Tendering Notes” in the Offer to Exchange.

THE COMPANY IS NOT PROVIDING FOR PROCEDURES FOR TENDERS OF NOTES TO BE MADE BY GUARANTEED DELIVERY. ACCORDINGLY, HOLDERS MUST ALLOW SUFFICIENT TIME FOR THE NECESSARY TENDER PROCEDURES TO BE COMPLETED DURING THE NORMAL BUSINESS HOURS OF DTC ON OR PRIOR TO THE EXPIRATION DATE. IF YOU HOLD YOUR NOTES THROUGH A BROKER, DEALER, COMMERCIAL BANK, TRUST COMPANY OR OTHER NOMINEE, YOU SHOULD CONSIDER THAT SUCH ENTITY MAY REQUIRE YOU TO TAKE ACTION WITH RESPECT TO THE OFFER A NUMBER OF DAYS BEFORE THE EXPIRATION DATE IN ORDER FOR SUCH ENTITY TO TENDER NOTES ON YOUR BEHALF ON OR PRIOR TO THE EXPIRATION TIME ON THE EXPIRATION DATE. TENDERS NOT COMPLETED ON OR PRIOR TO THE EXPIRATION TIME ON THE EXPIRATION DATE WILL BE DISREGARDED AND OF NO EFFECT.

List below the Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the certificate numbers and principal amounts of Notes should be listed on a separate signed schedule affixed hereto.

DESCRIPTION OF NOTES TENDERED

1	2	3
Name(s) and Address(es) of Certificate Holder(s) Please fill in Number(s)*	Aggregate Principal Amount of Notes	Principal Amount of Notes Tendered**

*                 Need not be completed if Notes are being tendered by book-entry transfer.

**          Unless otherwise indicated in this column, a holder will be deemed to have tendered ALL of the Notes represented by the Notes indicated in column 2. See Instruction 2. Notes tendered hereby must be in denominations of principal amounts of $1,000 and any integral multiple thereof. See Instruction 1.

☐

CHECK HERE IF TENDERED NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS ONLY):

Name of Tendering Institution:

DTC Account Number:

Transaction Code Number:

By crediting the Notes to the Exchange Agent’s account at DTC using the Automated Tender Offer Program (“ATOP”) and by complying with applicable ATOP procedures with respect to offer, including transmitting to the Exchange Agent an agent’s message in which the holder of the Notes acknowledges and agrees to be bound by the terms of, and makes the representations and warranties contained in, this Letter of Transmittal, the participant in DTC confirms on behalf of itself and the beneficial owners of such Notes all provisions of this Letter of Transmittal (including all representations and warranties) applicable to it and such beneficial owner as fully as if it had completed the information required herein and executed and transmitted this Letter of Transmittal to the Exchange Agent.

☐	CHECK HERE IF CERTIFICATES FOR TENDERED NOTES ARE ENCLOSED HEREWITH.

NOTE: SIGNATURES MUST BE PROVIDED BELOW
PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

By the execution hereof, the undersigned hereby acknowledges receipt of (1) the Offer to Exchange, dated May 6, 2015, relating to the offer (the “offer”) to exchange any and all 6.00% Convertible Senior Notes Due 2017 (the “Notes”) of PHH Corporation, a Maryland corporation (“PHH,” “we,” “our” and “us”), for consideration per each $1,000 principal amount of validly tendered and accepted Notes of $1,125.00 in cash, plus accrued and unpaid interest from June 15, 2015 to, but excluding, the Settlement Date (as defined in the Offer to Exchange), and a number of shares of PHH’s common stock, par value $0.01 per share (the “Common Stock”), which is referred to as the “Exchange Ratio” in the Offer to Exchange (together, the “Offer Consideration”), which number of shares will be fixed by 4:30 p.m., New York City time, on the Expiration Date and will be equal to the sum of the Daily Settlement Amounts (as defined in the Offer to Exchange) for each VWAP Trading Day (as defined in the Offer to Exchange) during the Observation Period (as defined in the Offer to Exchange, and (2) this letter of transmittal (as supplemented or amended, this “Letter of Transmittal”). We urge you to review the Offer to Exchange for the terms and conditions of the offer. Certain terms used but not defined herein have the meaning given to them in the Offer to Exchange. Details regarding the Exchange Ratio will also be available by 4:30 p.m., New York City time, on the Expiration Date at www.gbsc-usa.com/PHH and from the Information Agent.

Upon the terms and subject to the conditions of the offer, the undersigned hereby tenders to PHH the above-described principal amount of Notes. Subject to and effective upon the acceptance for exchange of, and exchange of, Notes tendered herewith, the undersigned hereby (1) irrevocably tenders, sells, assigns and transfers to PHH all right, title and interest in and to all such Notes as are being tendered herewith; (2) irrevocably appoints the Exchange Agent as its agent and attorney-in-fact (with full knowledge that the Exchange Agent is also acting as agent of PHH with respect to the tendered Notes) with full power coupled with an interest to (a) deliver certificates representing the Notes, and/or transfer ownership of the Notes on the account books maintained by DTC, together with all accompanying evidences of transfer and authenticity, to or upon PHH’s order, (b) present the Notes for transfer on the relevant security register and (c) receive all benefits or otherwise exercise all rights of beneficial ownership of the Notes, all in accordance with the terms of the offer; and (3) irrevocably authorizes PHH to deliver or cause to be delivered, in book-entry form, the shares of Common Stock issuable upon acceptance of Notes tendered hereby, together with any Notes not accepted in the offer, to the DTC account designated herein by the undersigned, all in accordance with the terms and conditions of the offer as described in the Offer to Exchange.

Subject to applicable regulations of the Securities and Exchange Commission, if, for any reason whatsoever, acceptance for exchange of, or exchange of, any Notes tendered pursuant to the offer is delayed (whether before or after PHH’s acceptance for exchange of, or exchange of, Notes) or PHH extends the offer or is unable to accept for exchange or exchange the Notes tendered pursuant to the offer, PHH may instruct the Exchange Agent to retain tendered Notes, and those Notes may not be withdrawn, except to the extent that you are entitled to the withdrawal rights set forth in the Offer to Exchange. If you have tendered Notes, you may withdraw those Notes prior to the Expiration Time on the Expiration Date by delivering a written notice of withdrawal subject to the limitations and requirements described in “Description of the Offer—Withdrawal of Tenders” in the Offer to Exchange.

The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Notes tendered hereby and to acquire the Offer Consideration issuable upon the exchange of such tendered Notes, and that, when the Notes are accepted for exchange, PHH will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances, and that the Notes tendered hereby are not subject to any adverse claims or proxies. The undersigned will, upon request, execute and deliver any additional documents deemed by PHH or the Exchange Agent to be necessary or desirable to complete the sale, assignment and transfer of the Notes tendered hereby. The undersigned has read the Offer to Exchange and this Letter of Transmittal and agrees to all of the terms and conditions of the offer.

The undersigned understands that tenders of Notes pursuant to any one of the procedures described in the Offer to Exchange under the heading “Description of the Offer—Procedures for Tendering Notes” and in the instructions herein will, upon PHH’s acceptance for exchange of such tendered Notes, constitute a binding agreement between the undersigned and PHH upon the terms and subject to the conditions of the offer.

The offer is subject to certain conditions described in the section of the Offer to Exchange entitled “Description of the Offer—Conditions to the Offer.”

The undersigned understands that the delivery and surrender of the Notes is not effective, and the risk of loss of the Notes does not pass to the Exchange Agent, until receipt by the Exchange Agent of this Letter of Transmittal (or a manually signed facsimile hereof) properly completed and duly executed, together with all accompanying evidences of authority and any other required documents in form satisfactory to PHH, or receipt of an agent’s message. All questions as to the form of all documents and the validity (including the time of receipt) and acceptance of tenders and withdrawals of Notes will be determined by PHH, in its sole discretion, which determination shall be final and binding.

The name(s) and address(es) of the registered holder(s) of the Notes tendered hereby should be printed above, if they are not already set forth above, as they appear on the certificates representing such Notes. The certificate number(s) and the Notes that the undersigned wishes to tender should be indicated in the appropriate box(es) above.

Unless otherwise indicated in the boxes entitled “Special Payment or Issuance Instructions” or “Special Delivery Instructions” in this Letter of Transmittal, the Offer Consideration (and any Notes not tendered or not accepted) will be issued in the name of and delivered to the holder of the Notes or deposited at such holder’s account at DTC, as applicable. If the Offer Consideration is to be issued to a person other than the person(s) signing this Letter of Transmittal, or if the Offer Consideration is to be deposited to an account different from the accounts of the person(s) signing this Letter of Transmittal, the appropriate boxes of this Letter of Transmittal should be completed. If Notes are surrendered by holder(s) that have completed either the box entitled “Special Payment or Issuance Instructions” or “Special Delivery Instructions” in this Letter of Transmittal, signature(s) on this Letter of Transmittal must be guaranteed by a Medallion Signature Guarantor (as defined in Instruction 3).

All authority herein conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, legal representatives, successors and assigns of the undersigned.

THE UNDERSIGNED, BY COMPLETING THE BOX(ES) ENTITLED “DESCRIPTION OF NOTES TENDERED” ABOVE AND SIGNING THIS LETTER OF TRANSMITTAL, WILL BE DEEMED TO HAVE TENDERED THE NOTES AS SET FORTH IN SUCH BOX(ES).

ACKNOWLEDGEMENT OF REPRESENTATIONS AND WARRANTIES

The Common Stock portion of the Offer Consideration is being made pursuant to an exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), contained in Section 3(a)(9) of the Securities Act, and has not been registered under any other applicable securities laws.

By signing this Letter of Transmittal, the undersigned also represents, warrants and acknowledges that:

(i)                  the undersigned has received the Offer to Exchange; and

(ii)               there are risks incident to the acquisition of the Common Stock portion of the Offer Consideration, including, without limitation, those risks which are summarized under “Risk Factors” in the Offer to Exchange.

REGISTERED HOLDERS OF NOTES SIGN HERE

(In addition, complete Form W-9 herein or applicable Form W-8)

PLEASE SIGN HERE	PLEASE SIGN HERE

(Authorized Signature of Registered Holder)	(Authorized Signature of Registered Holder)

(Date)	(Date)

Must be signed by registered holder(s) exactly as name(s) appear(s) on the Notes or on a security position listing as the owner of the Notes or by person(s) authorized to become registered holder(s) by properly completed bond powers transmitted herewith. See Instruction 3. If signature is by attorney-in-fact, trustee, executor, administrator, guardian, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information:

(Name)	(Name)

(Title)	(Title)

(Address)	(Address)

(Address)	(Address)

(Telephone Number)	(Telephone Number)

(Dated)	(Dated)

(Taxpayer Identification or Social Security Number)	(Taxpayer Identification or Social Security Number)

(DTC Account to Which Common Stock Portion of the Offer Consideration Should be Delivered)	(DTC Account to Which Common Stock Portion of the Offer Consideration Should be Delivered)

SIGNATURE GUARANTEE (If required, see Instruction 3)
Date:
Signature(s)
Guaranteed by
an Eligible
Institution:	Authorized Signature
Address:
Name of
Eligible
Institution
Guaranteeing
Signature:

Capacity (full
title):

Telephone
Number:

SPECIAL PAYMENT OR ISSUANCE INSTRUCTIONS (See Instructions 3 and 4)
To be completed ONLY if the Offer Consideration or any Notes that are not tendered or not accepted are to be issued in the name of someone other than the undersigned.
Issue:	☐ Common Stock portion of the of the Offer Consideration to:
☐ Notes to:
☐ Check:

Name(s)
Address
Telephone Number:
Book-Entry Transfer Facility Account:

(Tax Identification or Social Security number)

(See Form W-9 herein or applicable Form W-8)

SPECIAL DELIVERY INSTRUCTIONS (See Instructions 3 and 4)
To be completed ONLY if the Offer Consideration or any Notes that are not tendered or not accepted are to be issued in the name of someone other than the undersigned.
Send:	☐ Common Stock portion of the of the Offer Consideration to:
☐ Notes to:
☐ Check:

Name(s)
Address
Telephone Number:
Book-Entry Transfer Facility Account:
(Tax Identification or Social Security number)

(See Form W-9 herein or applicable Form W-8)

INSTRUCTIONS
Forming Part of the Terms and Conditions of the Offer

1. Delivery of this Letter of Transmittal and Certificates.

All physically delivered Notes or confirmation of any book-entry transfer to the Exchange Agent’s account at DTC, as well as a properly completed and duly executed copy of this Letter of Transmittal (or manually executed facsimile thereof), and any other documents required by this Letter of Transmittal with any required signature guarantees or, in the case of a book-entry transfer, an appropriate agent’s message, must be received by the Exchange Agent at any of its addresses set forth herein on or prior to the Expiration Time on the Expiration Date. The method of delivery of this Letter of Transmittal, the Notes and all other required documents is at the election and risk of the holder. Instead of delivery by mail, it is recommended that holders use an overnight or hand delivery service. Except as otherwise provided below, the delivery will be deemed made only when actually received by the Exchange Agent.

Any beneficial holder whose Notes are registered in the name of a broker, dealer, commercial bank, trust company or other nominee and who wishes to tender Notes in the offer should contact such registered holder promptly and instruct such registered holder to tender on such beneficial holder’s behalf. If such beneficial holder wishes to tender directly, such beneficial holder must, prior to completing and executing this Letter of Transmittal and tendering Notes, either make appropriate arrangements to register ownership of the Notes in such beneficial holder’s own name or obtain a properly completed bond power from the registered holder. Beneficial holders should be aware that the transfer of registered ownership may take considerable time.

Delivery to an address other than as set forth herein, or instructions via a facsimile number other than the ones set forth herein, will not constitute a valid delivery.

PHH expressly reserves the right, at any time or from time to time, to extend the Expiration Time and the Expiration Date by complying with certain conditions set forth in the Offer to Exchange.

LETTERS OF TRANSMITTAL SHOULD NOT BE SENT TO PHH OR DTC.

Holders desiring to tender Notes on the Expiration Date through ATOP should note that such Holders must allow sufficient time for completion of the ATOP procedures during the normal business hours of DTC. To effectively tender Notes after 5:00 p.m., New York City time, but on or prior to the Expiration Time, on the Expiration Date, DTC participants may complete and sign a voluntary offering instructions form and deliver it via facsimile to the Exchange Agent at the number shown above. The voluntary offering instructions form is available at www.gbsc-usa.com/PHH and is filed as an exhibit to the Tender Offer Statement on Schedule TO filed by the Company with the SEC. Immediately after delivering the voluntary offering instructions form, a DTC participant should telephone the Exchange Agent at the telephone number shown above to confirm receipt and determine if any further action is required.

If your Notes are held of record through a broker, dealer, commercial bank, trust company or other nominee and you wish to tender your Notes after 5:00 p.m., New York City time, but on or prior to the Expiration Time, on the Expiration Date, you must make arrangements with your nominee for such nominee to fax a voluntary offering instructions form to the Exchange Agent at its number shown above on your behalf on or prior to the Expiration Time on the Expiration Date, in accordance with the procedures described under “Description of the Offer—Procedures for Tendering Notes” in the Offer to Exchange.

All tendering Holders, by execution of this Letter of Transmittal or a voluntary offering instructions form or a facsimile hereof or thereof, or transmission of an agent’s message through ATOP, waive any right to receive notice of the acceptance for purchase of their Notes.

2. Partial Tenders.

If less than the entire principal amount of Notes evidenced by a submitted certificate is tendered, the tendering holder should fill in the principal amount tendered in the column entitled “Principal Amount of Notes Tendered” of the appropriate box above. As soon as practicable after the settlement date, the Exchange Agent will return to any holder who partially tendered a Note a certificate for the portion of the Note that was not tendered or accepted and not exchanged for the Offer Consideration. All Notes delivered to the Exchange Agent will be deemed to have been tendered in full unless otherwise indicated.

Any Notes which have been tendered but which are not accepted for exchange will be returned to the holder thereof without cost to such holder as promptly as practicable.

3. Signature on this Letter of Transmittal; Written Instruments and Endorsements; Guarantee of Signatures.

If this Letter of Transmittal is signed by the registered holder(s) of the Notes tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificates without alteration or enlargement or any change whatsoever. If this Letter of Transmittal is signed by a participant in DTC, the signature must correspond with the name as it appears on the security position listing as the owner of the Notes.

If any of the Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

If a number of Notes registered in different names are tendered, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of Notes.

Signatures on all Letters of Transmittal must be guaranteed by a recognized participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchange Medallion Program (a “Medallion Signature Guarantor”), unless the Notes tendered thereby are tendered (i) by a holder of Notes (or by a participant in DTC whose name appears on a security position listing as the owner of such Notes) who has not completed either the box entitled “Special Payment or Issuance Instructions” or the box entitled “Special Delivery Instructions” on this Letter of Transmittal or (ii) for the account of a member firm of a registered national securities exchange, a member of the Financial Industry Regulatory Authority or a commercial bank or trust company having an office or correspondent in the United States (each of the foregoing being referred to as an “Eligible Institution”). If the Notes are registered in the name of a person other than the signer of the Letter of Transmittal or if Notes not accepted for purchase or not tendered are to be returned to a person other than the holder, then the signatures on the Letters of Transmittal accompanying the tendered Notes must be guaranteed by a Medallion Signature Guarantor as described above.

If this Letter of Transmittal is signed by the registered holder or holders of Notes (which term, for the purposes described herein, shall include a participant in DTC whose name appears on a security listing as the owner of the Notes) listed and tendered hereby, no endorsements of the tendered Notes or separate written instruments of transfer or exchange are required. In any other case, the registered holder (or acting holder) must either properly endorse the Notes or transmit properly completed bond powers with this Letter of Transmittal (in either case executed exactly as the name(s) of the registered holder(s) appear(s) on the Notes, and, with respect to a participant in DTC whose name appears on a security position listing as the owner of Notes, exactly as the name of the participant appears on such security position listing), with the signature on the Notes or bond power guaranteed by a Medallion Signature Guarantor (except where the Notes are tendered for the account of an Eligible Institution).

If Notes are to be tendered by any person other than the person in whose name the Notes are registered, the Notes must be endorsed or accompanied by an appropriate written instrument or instruments of transfer executed exactly as the name or names of the holder or holders appear on the Notes, with the signature(s) on the Notes or instruments of transfer guaranteed as provided above, and this Letter of Transmittal must be executed and delivered either by the holder or holders, or by the tendering person pursuant to a valid proxy signed by the holder or holders, which signature must, in either case, be guaranteed as provided above.

4. Special Issuance, Delivery and Payment Instructions.

Tendering holders should indicate, in the applicable box, the account at DTC in which the Offer Consideration is to be issued and deposited, if different from the accounts of the person signing this Letter of Transmittal.

Tendering holders should indicate, in the applicable box, the name and address in which Notes for principal amounts not tendered or not accepted for exchange are to be issued and delivered, if different from the name and address of the person signing this Letter of Transmittal.

In the case of issuance or payment in a different name, the taxpayer identification number or social security number of the person named must also be indicated and such person must properly complete an IRS Form W-9, an IRS Form W-8BEN, an IRS Form W-8BEN-E, an IRS Form W-ECI or an IRS Form W-8IMY, as applicable.

If no instructions are given, the Offer Consideration (and any Notes not tendered or not accepted) will be issued in the name of and delivered to the acting holder of the Notes or deposited at such holder’s account at DTC, as applicable.

5. Transfer Taxes.

Except as set forth in this Instruction 5, PHH shall pay all transfer taxes, if any, applicable to the exchange of Notes pursuant to the offer. If, however, transfer taxes are payable in circumstances where Common Stock or Notes for principal amounts not tendered or not accepted for exchange are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Notes tendered or where tendered Notes are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the exchange of Notes pursuant to the offer, then the amount of any such transfer taxes (whether imposed on the registered holder or any other person) will be deducted from the Offer Consideration unless satisfactory evidence of payment of such taxes or exemption therefrom is submitted herewith. Any remaining amount will be billed directly to such tendering holder.

6. Waiver of Conditions.

PHH reserves the absolute right to waive, in whole or in part, any of the specified conditions to the offer set forth in the Offer to Exchange.

7. Mutilated, Lost, Stolen or Destroyed Notes.

Any holder whose Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address and telephone number indicated above for further instructions.

8. Requests for Assistance or Additional Copies.

Questions and requests for assistance relating to the Offer to Exchange, this Letter of Transmittal and other related documents and relating to the procedure for tendering may be directed to the Exchange Agent at the address and telephone number set forth above.

Questions and requests for assistance or for additional copies of the Offer to Exchange may be directed to the Information Agent at the address and telephone number set forth above.

9. Validity and Form.

All questions as to the validity, form, eligibility (including time of receipt) and acceptance for exchange of any tendered Notes pursuant to any of the instructions in this Letter of Transmittal, and the form and validity (including time of receipt of notices of withdrawal) of all documents will be determined by PHH in its sole discretion, which determination will be final and binding. PHH reserves the absolute right to reject any or all tenders of any Notes determined by PHH not to be in proper form, or if the acceptance or exchange of such Notes may, in the opinion of counsel for PHH, be unlawful. PHH also reserves the absolute right to waive any conditions to any offer that PHH is legally permitted to waive.

Tender of Notes will not be deemed to have been validly made until all defects or irregularities in such tender have been cured or waived. All questions as to the form and validity (including time of receipt) of any delivery will be determined by PHH in its sole discretion, which determination shall be final and binding. None of PHH, the Exchange Agent, the Information Agent or any other person or entity is under any duty to give notification of any defects or irregularities in any tender or withdrawal of any Notes, or will incur any liability for failure to give any such notification. Holders should send all materials to the Exchange Agent and not to PHH or the Information Agent.

10. Important Tax Information.

Under current U.S. federal income tax law, the Exchange Agent (as payor) may be required to withhold a portion of any payments made to certain holders (or other payees) pursuant to the Offer to Exchange. To avoid such backup withholding, each U.S. Holder (as defined below) should either (x) provide his, her or its correct taxpayer identification number (“TIN”) by completing the Form W-9 attached to this Letter of Transmittal, certifying that (1) he, she or it is a “United States person” (as defined in section 7701(a)(30) of the Internal Revenue Code of 1986, as amended (the “Code”)), (2) the TIN provided is correct (or that such U.S. Holder is awaiting a TIN) and (3) that the U.S. Holder is exempt from backup withholding because (i) the U.S. Holder has not been notified by the Internal Revenue Service (the “IRS”) that he, she or it is subject to backup withholding as a result of a failure to report all interest or dividends, or (ii) the IRS has notified the U.S. Holder that he, she or it is no longer subject to backup withholding or (y) otherwise establish an exemption. If a U.S. Holder does not provide his, her or its TIN to the Exchange Agent, backup withholding may begin and continue until the U.S. Holder furnishes his, her or its TIN. If a U.S. Holder does not provide the Exchange Agent with the correct TIN or an adequate basis for exemption, the consideration the U.S. Holder receives pursuant to the Offer to Exchange may be subject to backup withholding, which currently is imposed at a rate of 28%, and the U.S. Holder may be subject to a $50 penalty and other penalties imposed by the IRS.

To prevent backup withholding, Foreign Holders (as defined below) should (i) submit a properly completed IRS Form W-8BEN, W-BEN-E, or other applicable Form W-8 to the Exchange Agent, certifying under penalties of perjury to the holder’s foreign status or (ii) otherwise establish an exemption. An IRS Form W-8 may be obtained from the Exchange Agent.

Certain holders (including, among others, corporations and certain foreign individuals) are exempt recipients not subject to these backup withholding requirements. See the enclosed Form W-9 and the instructions to the Form W-9. To avoid possible erroneous backup withholding, exempt U.S. Holders should complete and return the Form W-9.

For the purposes of these instructions, a “U.S. Holder” is (i) an individual who is a citizen or resident alien of the United States, (ii) a partnership (including an entity taxable as a partnership), corporation (including an entity taxable as a corporation), company or association created or organized under the laws of the United States, any State thereof, or the District of Columbia, (iii) an estate the income of which is subject to U.S. federal income tax regardless of its source or (iv) a trust if (a) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (b) the trust has a valid election in effect under applicable Treasury Regulations to be treated as a U.S. person. Partnerships (including entities treated as partnerships) should consult their tax advisors regarding their treatment for purposes of these instructions. A “Foreign Holder” is any holder that is not a U.S. Holder.

A person’s failure to complete the Form W-9 will not, by itself, cause such person’s Notes to be deemed invalidly tendered, but may require the Exchange Agent to withhold a portion of any payments made to such person pursuant to the Offer to Exchange.

NOTE: FAILURE TO COMPLETE AND RETURN THE FORM W-9 OR AN APPLICABLE FORM W-8 MAY RESULT IN BACKUP WITHHOLDING OF A PORTION OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED FORM W-9 AND ACCOMPANYING INSTRUCTIONS, OR THE APPLICABLE FORM W-8 AND ITS ACCOMPANYING INSTRUCTIONS, FOR ADDITIONAL DETAILS.

IMPORTANT: THIS LETTER OF TRANSMITTAL OR A FACSIMILE THEREOF TOGETHER WITH NOTES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION TIME ON THE EXPIRATION DATE.

TO BE COMPLETED BY HOLDERS WHO ARE U.S. PERSONS

Form W-9 (Rev. December 2014) Request for Taxpayer Identification Number and Certification Department of the Treasury Internal Revenue Service Give Form to the requester. Do not send to the IRS. Print or type See Specific Instructions on page 2. 1 Name (as shown on your income tax return). Name is required on this line; do not leave this line blank. 2 Business name/disregarded entity name, if different from above 3 Check appropriate box for federal tax classification; check only one of the following seven boxes: Individual/sole proprietor or single-member LLC C Corporation S Corporation Partnership Trust/estate Limited liability company. Enter the tax classification (C=C corporation, S=S corporation, P=partnership) . Note. For a single-member LLC that is disregarded, do not check LLC; check the appropriate box in the line above for the tax classification of the single-member owner. Other (see instructions) . 4 Exemptions (codes apply only to certain entities, not individuals; see instructions on page 3): Exempt payee code (if any) Exemption from FATCA reporting code (if any) (Applies to accounts maintained outside the U.S.) 5 Address (number, street, and apt. or suite no.) 6 City, state, and ZIP code Requester’s name and address (optional) 7 List account number(s) here (optional) Part I Taxpayer Identification Number (TIN) Enter your TIN in the appropriate box. The TIN provided must match the name given on line 1 to avoid backup withholding. For individuals, this is generally your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the Part I instructions on page 3. For other entities, it is your employer identification number (EIN). If you do not have a number, see How to get a TIN on page 3. Note. If the account is in more than one name, see the instructions for line 1 and the chart on page 4 for guidelines on whose number to enter. Social security number – – or Employer identification number – Part II Certification Under penalties of perjury, I certify that: 1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); and 2. I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and 3. I am a U.S. citizen or other U.S. person (defined below); and 4. The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct. Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. See the instructions on page 3. Sign Here Signature of U.S. person . Date . General Instructions Section references are to the Internal Revenue Code unless otherwise noted. Future developments. Information about developments affecting Form W-9 (such as legislation enacted after we release it) is at www.irs.gov/fw9. Purpose of Form An individual or entity (Form W-9 requester) who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) which may be your social security number (SSN), individual taxpayer identification number (ITIN), adoption taxpayer identification number (ATIN), or employer identification number (EIN), to report on an information return the amount paid to you, or other amount reportable on an information return. Examples of information returns include, but are not limited to, the following: • Form 1099-INT (interest earned or paid) • Form 1099-DIV (dividends, including those from stocks or mutual funds) • Form 1099-MISC (various types of income, prizes, awards, or gross proceeds) • Form 1099-B (stock or mutual fund sales and certain other transactions by brokers) • Form 1099-S (proceeds from real estate transactions) • Form 1099-K (merchant card and third party network transactions) • Form 1098 (home mortgage interest), 1098-E (student loan interest), 1098-T (tuition) • Form 1099-C (canceled debt) • Form 1099-A (acquisition or abandonment of secured property) Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN. If you do not return Form W-9 to the requester with a TIN, you might be subject to backup withholding. See What is backup withholding? on page 2. By signing the filled-out form, you: 1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued), 2. Certify that you are not subject to backup withholding, or 3. Claim exemption from backup withholding if you are a U.S. exempt payee. If applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners' share of effectively connected income, and 4. Certify that FATCA code(s) entered on this form (if any) indicating that you are exempt from the FATCA reporting, is correct. See What is FATCA reporting? on page 2 for further information. Cat. No. 10231X Form W-9 (Rev. 12-2014)

Form W-9 (Rev. 12-2014) Page 2 Note. If you are a U.S. person and a requester gives you a form other than Form W-9 to request your TIN, you must use the requester’s form if it is substantially similar to this Form W-9. Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are: • An individual who is a U.S. citizen or U.S. resident alien; • A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States; • An estate (other than a foreign estate); or • A domestic trust (as defined in Regulations section 301.7701-7). Special rules for partnerships. Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax under section 1446 on any foreign partners’ share of effectively connected taxable income from such business. Further, in certain cases where a Form W-9 has not been received, the rules under section 1446 require a partnership to presume that a partner is a foreign person, and pay the section 1446 withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid section 1446 withholding on your share of partnership income. In the cases below, the following person must give Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States: • In the case of a disregarded entity with a U.S. owner, the U.S. owner of the disregarded entity and not the entity; • In the case of a grantor trust with a U.S. grantor or other U.S. owner, generally, the U.S. grantor or other U.S. owner of the grantor trust and not the trust; and • In the case of a U.S. trust (other than a grantor trust), the U.S. trust (other than a grantor trust) and not the beneficiaries of the trust. Foreign person. If you are a foreign person or the U.S. branch of a foreign bank that has elected to be treated as a U.S. person, do not use Form W-9. Instead, use the appropriate Form W-8 or Form 8233 (see Publication 515, Withholding of Tax on Nonresident Aliens and Foreign Entities). Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a “saving clause.” Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes. If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items: 1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien. 2. The treaty article addressing the income. 3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions. 4. The type and amount of income that qualifies for the exemption from tax. 5. Sufficient facts to justify the exemption from tax under the terms of the treaty article. Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption. If you are a nonresident alien or a foreign entity, give the requester the appropriate completed Form W-8 or Form 8233. Backup Withholding What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS 28% of such payments. This is called “backup withholding.” Payments that may be subject to backup withholding include interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, payments made in settlement of payment card and third party network transactions, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding. You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return. Payments you receive will be subject to backup withholding if: 1. You do not furnish your TIN to the requester, 2. You do not certify your TIN when required (see the Part II instructions on page 3 for details), 3. The IRS tells the requester that you furnished an incorrect TIN, 4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or 5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only). Certain payees and payments are exempt from backup withholding. See Exempt payee code on page 3 and the separate Instructions for the Requester of Form W-9 for more information. Also see Special rules for partnerships above. What is FATCA reporting? The Foreign Account Tax Compliance Act (FATCA) requires a participating foreign financial institution to report all United States account holders that are specified United States persons. Certain payees are exempt from FATCA reporting. See Exemption from FATCA reporting code on page 3 and the Instructions for the Requester of Form W-9 for more information. Updating Your Information You must provide updated information to any person to whom you claimed to be an exempt payee if you are no longer an exempt payee and anticipate receiving reportable payments in the future from this person. For example, you may need to provide updated information if you are a C corporation that elects to be an S corporation, or if you no longer are tax exempt. In addition, you must furnish a new Form W-9 if the name or TIN changes for the account; for example, if the grantor of a grantor trust dies. Penalties Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect. Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty. Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment. Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties. Specific Instructions Line 1 You must enter one of the following on this line; do not leave this line blank. The name should match the name on your tax return. If this Form W-9 is for a joint account, list first, and then circle, the name of the person or entity whose number you entered in Part I of Form W-9. a. Individual. Generally, enter the name shown on your tax return. If you have changed your last name without informing the Social Security Administration (SSA) of the name change, enter your first name, the last name as shown on your social security card, and your new last name. Note. ITIN applicant: Enter your individual name as it was entered on your Form W-7 application, line 1a. This should also be the same as the name you entered on the Form 1040/1040A/1040EZ you filed with your application. b. Sole proprietor or single-member LLC. Enter your individual name as shown on your 1040/1040A/1040EZ on line 1. You may enter your business, trade, or “doing business as” (DBA) name on line 2. c. Partnership, LLC that is not a single-member LLC, C Corporation, or S Corporation. Enter the entity's name as shown on the entity's tax return on line 1 and any business, trade, or DBA name on line 2. d. Other entities. Enter your name as shown on required U.S. federal tax documents on line 1. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on line 2. e. Disregarded entity. For U.S. federal tax purposes, an entity that is disregarded as an entity separate from its owner is treated as a “disregarded entity.” See Regulations section 301.7701-2(c)(2)(iii). Enter the owner's name on line 1. The name of the entity entered on line 1 should never be a disregarded entity. The name on line 1 should be the name shown on the income tax return on which the income should be reported. For example, if a foreign LLC that is treated as a disregarded entity for U.S. federal tax purposes has a single owner that is a U.S. person, the U.S. owner's name is required to be provided on line 1. If the direct owner of the entity is also a disregarded entity, enter the first owner that is not disregarded for federal tax purposes. Enter the disregarded entity's name on line 2, “Business name/disregarded entity name.” If the owner of the disregarded entity is a foreign person, the owner must complete an appropriate Form W-8 instead of a Form W-9. This is the case even if the foreign person has a U.S. TIN.

Form W-9 (Rev. 12-2014) Page 3 Line 2 If you have a business name, trade name, DBA name, or disregarded entity name, you may enter it on line 2. Line 3 Check the appropriate box in line 3 for the U.S. federal tax classification of the person whose name is entered on line 1. Check only one box in line 3. Limited Liability Company (LLC). If the name on line 1 is an LLC treated as a partnership for U.S. federal tax purposes, check the “Limited Liability Company” box and enter “P” in the space provided. If the LLC has filed Form 8832 or 2553 to be taxed as a corporation, check the “Limited Liability Company” box and in the space provided enter “C” for C corporation or “S” for S corporation. If it is a single-member LLC that is a disregarded entity, do not check the “Limited Liability Company” box; instead check the first box in line 3 “Individual/sole proprietor or single-member LLC.” Line 4, Exemptions If you are exempt from backup withholding and/or FATCA reporting, enter in the appropriate space in line 4 any code(s) that may apply to you. Exempt payee code. • Generally, individuals (including sole proprietors) are not exempt from backup withholding. • Except as provided below, corporations are exempt from backup withholding for certain payments, including interest and dividends. • Corporations are not exempt from backup withholding for payments made in settlement of payment card or third party network transactions. • Corporations are not exempt from backup withholding with respect to attorneys' fees or gross proceeds paid to attorneys, and corporations that provide medical or health care services are not exempt with respect to payments reportable on Form 1099-MISC. The following codes identify payees that are exempt from backup withholding. Enter the appropriate code in the space in line 4. 1—An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2) 2—The United States or any of its agencies or instrumentalities 3—A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalities 4—A foreign government or any of its political subdivisions, agencies, or instrumentalities 5—A corporation 6—A dealer in securities or commodities required to register in the United States, the District of Columbia, or a U.S. commonwealth or possession 7—A futures commission merchant registered with the Commodity Futures Trading Commission 8—A real estate investment trust 9—An entity registered at all times during the tax year under the Investment Company Act of 1940 10—A common trust fund operated by a bank under section 584(a) 11—A financial institution 12—A middleman known in the investment community as a nominee or custodian 13—A trust exempt from tax under section 664 or described in section 4947 The following chart shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 13. IF the payment is for . . . THEN the payment is exempt for . . . Interest and dividend payments All exempt payees except for 7 Broker transactions Exempt payees 1 through 4 and 6 through 11 and all C corporations. S corporations must not enter an exempt payee code because they are exempt only for sales of noncovered securities acquired prior to 2012. Barter exchange transactions and patronage dividends Exempt payees 1 through 4 Payments over $600 required to be reported and direct sales over $5,0001 Generally, exempt payees 1 through 52 Payments made in settlement of payment card or third party network transactions Exempt payees 1 through 4 1 See Form 1099-MISC, Miscellaneous Income, and its instructions. 2 However, the following payments made to a corporation and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys' fees, gross proceeds paid to an attorney reportable under section 6045(f), and payments for services paid by a federal executive agency. Exemption from FATCA reporting code. The following codes identify payees that are exempt from reporting under FATCA. These codes apply to persons submitting this form for accounts maintained outside of the United States by certain foreign financial institutions. Therefore, if you are only submitting this form for an account you hold in the United States, you may leave this field blank. Consult with the person requesting this form if you are uncertain if the financial institution is subject to these requirements. A requester may indicate that a code is not required by providing you with a Form W-9 with “Not Applicable” (or any similar indication) written or printed on the line for a FATCA exemption code. A—An organization exempt from tax under section 501(a) or any individual retirement plan as defined in section 7701(a)(37) B—The United States or any of its agencies or instrumentalities C—A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalities D—A corporation the stock of which is regularly traded on one or more established securities markets, as described in Regulations section 1.1472-1(c)(1)(i) E—A corporation that is a member of the same expanded affiliated group as a corporation described in Regulations section 1.1472-1(c)(1)(i) F—A dealer in securities, commodities, or derivative financial instruments (including notional principal contracts, futures, forwards, and options) that is registered as such under the laws of the United States or any state G—A real estate investment trust H—A regulated investment company as defined in section 851 or an entity registered at all times during the tax year under the Investment Company Act of 1940 I—A common trust fund as defined in section 584(a) J—A bank as defined in section 581 K—A broker L—A trust exempt from tax under section 664 or described in section 4947(a)(1) M—A tax exempt trust under a section 403(b) plan or section 457(g) plan Note. You may wish to consult with the financial institution requesting this form to determine whether the FATCA code and/or exempt payee code should be completed. Line 5 Enter your address (number, street, and apartment or suite number). This is where the requester of this Form W-9 will mail your information returns. Line 6 Enter your city, state, and ZIP code. Part I. Taxpayer Identification Number (TIN) Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see How to get a TIN below. If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN. However, the IRS prefers that you use your SSN. If you are a single-member LLC that is disregarded as an entity separate from its owner (see Limited Liability Company (LLC) on this page), enter the owner’s SSN (or EIN, if the owner has one). Do not enter the disregarded entity’s EIN. If the LLC is classified as a corporation or partnership, enter the entity’s EIN. Note. See the chart on page 4 for further clarification of name and TIN combinations. How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local SSA office or get this form online at www.ssa.gov. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at www.irs.gov/businesses and clicking on Employer Identification Number (EIN) under Starting a Business. You can get Forms W-7 and SS-4 from the IRS by visiting IRS.gov or by calling 1-800-TAX-FORM (1-800-829-3676). If you are asked to complete Form W-9 but do not have a TIN, apply for a TIN and write “Applied For” in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester. Note. Entering “Applied For” means that you have already applied for a TIN or that you intend to apply for one soon. Caution: A disregarded U.S. entity that has a foreign owner must use the appropriate Form W-8.

Form W-9 (Rev. 12-2014) Page 4 Part II. Certification To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if items 1, 4, or 5 below indicate otherwise. For a joint account, only the person whose TIN is shown in Part I should sign (when required). In the case of a disregarded entity, the person identified on line 1 must sign. Exempt payees, see Exempt payee code earlier. Signature requirements. Complete the certification as indicated in items 1 through 5 below. 1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification. 2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form. 3. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification. 4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. “Other payments” include payments made in the course of the requester’s trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments made in settlement of payment card and third party network transactions, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations). 5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification. What Name and Number To Give the Requester For this type of account: Give name and SSN of: 1. Individual The individual 2. Two or more individuals (joint account) The actual owner of the account or, if combined funds, the first individual on the account1 3. Custodian account of a minor (Uniform Gift to Minors Act) The minor2 4. a. The usual revocable savings trust (grantor is also trustee) b. So-called trust account that is not a legal or valid trust under state law The grantor-trustee1 The actual owner1 5. Sole proprietorship or disregarded entity owned by an individual The owner3 6. Grantor trust filing under Optional Form 1099 Filing Method 1 (see Regulations section 1.671-4(b)(2)(i) (A)) The grantor* For this type of account: Give name and EIN of: 7. Disregarded entity not owned by an individual The owner 8. A valid trust, estate, or pension trust Legal entity4 9. Corporation or LLC electing corporate status on Form 8832 or Form 2553 The corporation 10. Association, club, religious, charitable, educational, or other tax- exempt organization The organization 11. Partnership or multi-member LLC The partnership 12. A broker or registered nominee The broker or nominee 13. Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments The public entity 14. Grantor trust filing under the Form 1041 Filing Method or the Optional Form 1099 Filing Method 2 (see Regulations section 1.671-4(b)(2)(i) (B)) The trust 1 List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person’s number must be furnished. 2 Circle the minor’s name and furnish the minor’s SSN. 3 You must show your individual name and you may also enter your business or DBA name on the “Business name/disregarded entity” name line. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN. 4 List first and circle the name of the trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.) Also see Special rules for partnerships on page 2. *Note. Grantor also must provide a Form W-9 to trustee of trust. Note. If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed. Secure Your Tax Records from Identity Theft Identity theft occurs when someone uses your personal information such as your name, SSN, or other identifying information, without your permission, to commit fraud or other crimes. An identity thief may use your SSN to get a job or may file a tax return using your SSN to receive a refund. To reduce your risk: • Protect your SSN, • Ensure your employer is protecting your SSN, and • Be careful when choosing a tax preparer. If your tax records are affected by identity theft and you receive a notice from the IRS, respond right away to the name and phone number printed on the IRS notice or letter. If your tax records are not currently affected by identity theft but you think you are at risk due to a lost or stolen purse or wallet, questionable credit card activity or credit report, contact the IRS Identity Theft Hotline at 1-800-908-4490 or submit Form 14039. For more information, see Publication 4535, Identity Theft Prevention and Victim Assistance. Victims of identity theft who are experiencing economic harm or a system problem, or are seeking help in resolving tax problems that have not been resolved through normal channels, may be eligible for Taxpayer Advocate Service (TAS) assistance. You can reach TAS by calling the TAS toll-free case intake line at 1-877-777-4778 or TTY/TDD 1-800-829-4059. Protect yourself from suspicious emails or phishing schemes. Phishing is the creation and use of email and websites designed to mimic legitimate business emails and websites. The most common act is sending an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user into surrendering private information that will be used for identity theft. The IRS does not initiate contacts with taxpayers via emails. Also, the IRS does not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access information for their credit card, bank, or other financial accounts. If you receive an unsolicited email claiming to be from the IRS, forward this message to phishing@irs.gov. You may also report misuse of the IRS name, logo, or other IRS property to the Treasury Inspector General for Tax Administration (TIGTA) at 1-800-366-4484. You can forward suspicious emails to the Federal Trade Commission at: spam@uce.gov or contact them at www.ftc.gov/idtheft or 1-877-IDTHEFT (1-877-438-4338). Visit IRS.gov to learn more about identity theft and how to reduce your risk. Privacy Act Notice Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons (including federal agencies) who are required to file information returns with the IRS to report interest, dividends, or certain other income paid to you; mortgage interest you paid; the acquisition or abandonment of secured property; the cancellation of debt; or contributions you made to an IRA, Archer MSA, or HSA. The person collecting this form uses the information on the form to file information returns with the IRS, reporting the above information. Routine uses of this information include giving it to the Department of Justice for civil and criminal litigation and to cities, states, the District of Columbia, and U.S. commonwealths and possessions for use in administering their laws. The information also may be disclosed to other countries under a treaty, to federal and state agencies to enforce civil and criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism. You must provide your TIN whether or not you are required to file a tax return. Under section 3406, payers must generally withhold a percentage of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to the payer. Certain penalties may also apply for providing false or fraudulent information.